AMENDED AND RESTATED
                                                          AS OF OCTOBER 28, 1997

                         HEALTHCARE SERVICES GROUP, INC.
                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

               The purpose of the Healthcare Services Group, Inc. 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to secure for Healthcare Services Group, Inc. (the "Company") and its shareholders the benefits arising from stock ownership by its non-employee Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Healthcare Services Group, Inc. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II

                                   DEFINITIONS

               The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

               2.1 "Committee" shall mean the Stock Option Committee of the Board of Directors of the Company, which shall consist of at least two
Non-Employee Directors (as defined below) of the Board of Directors of the Company.

               2.2 "Chairman" shall mean the duly appointed Chairman of any standing Committee of the Board.

               2.3 "Company" shall mean Healthcare Services Group, Inc. and any of its subsidiaries.

               2.4 "Director" shall mean any person who is a member of the Board of Directors of the Company.

               2.5 "Eligible Director" shall mean any director that is not an employee of the Company.

               2.6 "Exercise Price" shall mean the price per Share at which an Option may be exercised.

               2.7 "Fair Market Value" shall be determined by taking the average of the closing sale prices of the Company's publicly traded Shares on the 10 business days up to and including the Grant Date on the national securities exchange on which the Shares are listed (if the Shares are so listed) or on the Nasdaq Stock Market System (if the Shares are regularly quoted on the

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Nasdaq Stock Market System),  or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the OTC Bulletin Board, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

               2.8 "Non-Employee Director" shall mean any Non-Employee Director as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               2.9 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

               2.10  "Option   Agreement"  shall  mean  the  written   agreement
described in Article VI herein.

               2.11 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

               2.12 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

               2.13 "Shares" shall mean shares of common stock, $.01 par value, of the Company.

                                   ARTICLE III

                                 ADMINISTRATION

               3.1 General. All grants of options hereunder shall be made in the discretion of the Committee and in accordance with the provisions of Section 5.1 hereof.

               3.2 Powers of the Committee. The Committee shall have authority to adopt only such rules and regulations and to make all such other determinations not inconsistent with the Plan and as it deems necessary for the administration of the Plan.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

               Subject to adjustment in accordance with Article IX, an aggregate of 200,000 Shares are reserved for issuance under this Plan. Shares sold under this Plan may be either authorized, but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without

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having been  exercised in full,  the  unpurchased  Shares covered by such Option shall be available for future grants of Options.

                                    ARTICLE V

                                     GRANTS

               5.1 Grants of Options. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the Eligible Directors to whom the Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the Eligible Directors to whom Options shall be granted and the number of Shares for which Options shall be granted, the Committee shall consider, among other factors, the length of service of the Eligible Director and the amount of earnings of the Company.

               5.2 Determination Final. The determination of the Committee on matters referred to in this Article V shall be final.

               5.3 Compliance with Rule 16b-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule
16b-3 of the Exchange Act, and accordingly the grant of Options may not be changed or otherwise modified more than once in any six month period, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Employee Retirement Income Security Act of 1974, as amended (the "Employee Retirement Income Security Act"), or the rules thereunder.

                                   ARTICLE VI

                                 TERMS OF OPTION

               Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

               6.1 Term. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X.


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               6.2  Restriction  on Exercise.  Options shall be  exercisable  as follows: all Shares purchasable under an Option shall be exercisable commencing six months and one day after the Grant Date. No Option shall be exercisable until more than six months have elapsed from the Grant Date. In the case the Eligible Director's status as Director terminates as a result of the Eligible Director's death or Permanent Disability, the Eligible Director or his or her estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve months following the date of death or termination due to Permanent Disability, and only to the extent that the Eligible Director was entitled to exercise the Option on the date of death or termination due to Permanent Disability (but in no event later than the expiration of its five year term).

               6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section
2.8 herein.

               6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but an Eligible Director must exercise the Option in full Shares.

               6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

               (a) in United States dollars, in cash or by check, bank draft or money order payable to the Company,

               (b) by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act.

               6.6 Options shall be transferable (other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder) to the extent authorized by the Committee in respect of a particular grant.

               6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, an Option vested on the date of termination may be exercised in whole or in part at any time within one (1) year after the date

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of such  termination  (but in no event after the term of the Option expires) and shall thereafter terminate.

                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

               7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

               7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Act"), and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII

                            CONDITIONS UPON ISSUANCE

               Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, as amended, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                                   ARTICLE IX

                                   ADJUSTMENTS

               9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Committee or the Board of Directors to the maximum

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number and kind of Shares as to which  Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board of Directors for such consideration as the Board of Directors deems appropriate.

         9.2 Reorganization, etc. Notwithstanding any other provision in Article VI hereof, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option in its entirety prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

               10.1 Amendments. Subject to Section 5.3 hereof, the Board of Directors may at any time amend or revise the terms of the Plan, provided also no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained:

               (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;

               (b) change the minimum Exercise Price set forth in Article VI;

               (c) increase the maximum term of Options provided for in Article VI; or


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               (d)  permit  the  granting  of  Options  to any one other than as provided in Article V.

               10.2 Termination. The Board of Directors at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on December 31, 2000. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

               10.3 Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

               11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

               11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

               11.4 Governing Law. The Plan has been adopted under the laws of the Commonwealth of Pennsylvania. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the Commonwealth of Pennsylvania as it then exists.

                                   ARTICLE XII

                              SHAREHOLDER APPROVAL

               This Plan is subject to approval, at a duly held shareholders' meeting within twelve (12) months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such shareholder approval is obtained, and no Options granted hereunder shall be effective unless and until the shareholders of the Company

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approve  the Plan.  If the  shareholders  fail to  approve  the Plan  within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

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